UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2008

iPCS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51844	36-4350876
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

1901 North Roselle Road, Schaumburg, Illinois		60195
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 885-2833

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 17, 2008, certain subsidiaries of iPCS, Inc. (the “iPCS Subsidiaries”) withdrew their emergency motion for a temporary restraining order or, alternatively, a preliminary injunction, that had been filed on November 3, 2008 in the Circuit Court of Cook County, Illinois seeking to prevent Sprint Nextel Corporation and certain of its affiliates (collectively, “Sprint Nextel”) from entering into Sprint Nextel’s proposed WiMax transaction until such time that the Court could rule on the merits of the underlying litigation brought by the iPCS Subsidiaries against Sprint.  The iPCS Subsidiaries withdrew the motion as part of an Agreed Order and Stipulation entered by the Court in which Sprint Nextel and New Clearwire agreed to stipulations designed to provide interim protections to the iPCS Subsidiaries during the pendency of the litigation.

A copy of the Agreed Order and Stipulation is filed as Exhibit 99.1 to this Current Report on Form 8-K.

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Certain statements in this Form 8-K that are not historical facts are “forward-looking statements.” Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. The forward looking statements included in the Form 8-K could impact future events or our future financial condition or performance.  These forward-looking statements inherently involve certain risks and uncertainties, and are based on our current plans or assessments that are believed to be reasonable as of the date of filing this Form 8-K. Factors that may cause actual events to differ materially from those contemplated or anticipated in such forward-looking statements include, among others: appeals, proceedings or determinations by any judicial body with results or outcomes that differ from the rulings of the Courts referenced herein; or any other adverse results in outstanding litigation matters.  Investors and analysts should not place undue reliance on forward-looking statements. The forward-looking statements in this document speak only as of the date of the document and iPCS assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward looking statements.

Item 9.01. Financial Statements and Exhibits.

 (d)  Exhibits

Exhibit No.

99.1	Agreed Order and Stipulation entered by the Circuit Court of Cook County, Illinois, on November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPCS, Inc.

Date: November 17, 2008
	By:	/s/ Brian J. O’Neil
	Name:	Brian J. O’Neil
	Title:	Senior Vice President, General Counsel and Secretary